              --------------------------------------------------
                                 SMITH BARNEY
                         ARIZONA MUNICIPALS FUND INC.
              --------------------------------------------------

               CLASSIC SERIES  |  ANNUAL REPORT  |  MAY 31, 2001



                               [LOGO]Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

         -------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
         -------------------------------------------------------------

Dear Shareholder,
We are pleased to provide the annual report for the Smith Barney Arizona Municipals Fund Inc. ("Fund") for the period ended May 31, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOSEPH P. DEANE
Vice President and Investment Officer


Performance Update
For the year ended May 31, 2001, the Fund's Class A shares, without and with sales charges, returned 10.03% and 5.60%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 12.14% for the same period. Past performance is not indicative of future results.

Market Review
The past six months have been an interesting and somewhat unsure time for all securities markets. The specter of economic weakness continued to overshadow the bond and stock markets. While the primary focus of the U.S. Federal Reserve Bank ("Fed") has historically been on fighting inflation, today's Fed has a different challenge. Inflation indicators appear to be benign at the moment. Concern about a possible recession, however, has continued to dominate Fed Chairman Alan Greenspan's attention, and we expect it will remain a central focus of Fed policy over the coming months.

The Fed's response to the threat of recession led it to lower short-term interest rates, starting in January 2001. In our view, there may be room for additional easing before the Fed adopts a neutral bias toward rates. We believe that the combination of declining interest rates, coupled with the tax relief package approved by Congress in May, may be the main influences driving bond market performance for the balance of 2001.

--------
1The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.





1 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

Arizona Economic Highlights/2/
Issuance in the State of Arizona continues to be sporadic. When issuance has increased in the past, we have used the opportunity to upgrade the Fund by structuring coupons that reflect our views on interest rates. General obligation bonds and issues for essential services, such as water and sewer projects, have been our main focus.

Investment Strategy
The Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital./3/ The Fund invests primarily in investment-grade/4/ municipal securities.

Our strategy for the Fund has been to add to high grade credits, maintain an average maturity of approximately 20 years, increase call protection whenever possible, and maintain our larger coupons in order to provide stability for the Fund's income stream. Until we are clearly in a solid economic recovery, this strategy should remain constant. It should give us reasonable upside potential in the market while maintaining low credit risk.

Market Outlook
Over the last six months, bond prices in the intermediate range of the market have held up well as the yield curve has steepened and longer maturity bonds have sold off. We expect new issue volume to continue to be relatively low in the second half of the year, allowing prices to rise. While we do anticipate an eventual economic recovery, we differ with some economic pundits as to its strength and timing. We believe a recovery will be longer in arriving and more tepid than investors have become used to in the last several years. With the favorable supply and demand characteristics of the municipal market and slower economic growth keeping inflation in check, our outlook for the fund performance is very positive for the balance of the year.

--------
2Source: Fitch IBCA, Duff & Phelps.
3Please note a portion of the income from the Fund may be subject to the
 Alternative Minimum Tax ("AMT").
4Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical ratings organization, or are determined by the manager to be of equivalent quality.


2 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

Thank you for investing in the Smith Barney Arizona Municipals Fund Inc.

Sincerely,

/s/ HEATH B. MCLENDON /s/ JOSEPH P. DEANE
Heath B. McLendon     Joseph P. Deane
Chairman              Vice President and
                      Investment Officer
June 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2001 and is subject to change.



3 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain  Return of    Total
Year Ended  of Year  of Year Dividends Distributions  Capital   Returns/(1)/

-----------------------------------------------------------------------------
 5/31/01    $ 9.54   $10.00    $0.48       $0.00       $0.00        10.03%
-----------------------------------------------------------------------------
 5/31/00     10.31     9.54     0.48        0.02        0.00        (2.64)
-----------------------------------------------------------------------------
 5/31/99     10.54    10.31     0.49        0.13        0.00         3.79
-----------------------------------------------------------------------------
 5/31/98     10.21    10.54     0.52        0.05        0.00         9.00
-----------------------------------------------------------------------------
 5/31/97      9.95    10.21     0.53        0.00        0.00         8.06
-----------------------------------------------------------------------------
 5/31/96     10.09     9.95     0.52        0.00        0.00         3.82
-----------------------------------------------------------------------------
 5/31/95      9.82    10.09     0.54        0.06        0.00         9.38
-----------------------------------------------------------------------------
 5/31/94     10.40     9.82     0.53        0.21        0.00         1.33
-----------------------------------------------------------------------------
 5/31/93      9.84    10.40     0.57        0.08        0.02        12.92
-----------------------------------------------------------------------------
 5/31/92      9.63     9.84     0.60        0.06        0.04         9.86

-----------------------------------------------------------------------------
  Total                        $5.26       $0.61       $0.06

-----------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain  Return of    Total
Year Ended            of Year  of Year Dividends Distributions  Capital   Returns/(1)/

---------------------------------------------------------------------------------------
5/31/01               $ 9.54   $10.00    $0.43       $0.00       $0.00         9.40%
---------------------------------------------------------------------------------------
5/31/00                10.30     9.54     0.42        0.02        0.00        (3.11)
---------------------------------------------------------------------------------------
5/31/99                10.54    10.30     0.44        0.13        0.00         3.15
---------------------------------------------------------------------------------------
5/31/98                10.21    10.54     0.47        0.05        0.00         8.46
---------------------------------------------------------------------------------------
5/31/97                 9.95    10.21     0.48        0.00        0.00         7.53
---------------------------------------------------------------------------------------
5/31/96                10.09     9.95     0.47        0.00        0.00         3.30
---------------------------------------------------------------------------------------
5/31/95                 9.82    10.09     0.49        0.06        0.00         8.78
---------------------------------------------------------------------------------------
5/31/94                10.40     9.82     0.49        0.21        0.00         0.84
---------------------------------------------------------------------------------------
Inception* - 5/31/93    9.97    10.40     0.29        0.08        0.01         8.31+

---------------------------------------------------------------------------------------
  Total                                  $3.98       $0.55       $0.01

---------------------------------------------------------------------------------------



4 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares


                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain  Return of    Total
Year Ended            of Year  of Year Dividends Distributions  Capital   Returns/(1)/

---------------------------------------------------------------------------------------
5/31/01               $ 9.53   $10.00    $0.42       $0.00       $0.00       9.48%
---------------------------------------------------------------------------------------
5/31/00                10.30     9.53     0.42        0.02        0.00      (3.24)
---------------------------------------------------------------------------------------
5/31/99                10.53    10.30     0.43        0.13        0.00       3.21
---------------------------------------------------------------------------------------
5/31/98                10.21    10.53     0.47        0.05        0.00       8.30
---------------------------------------------------------------------------------------
5/31/97                 9.95    10.21     0.47        0.00        0.00       7.49
---------------------------------------------------------------------------------------
5/31/96                10.09     9.95     0.47        0.00        0.00       3.26
---------------------------------------------------------------------------------------
Inception* - 5/31/95    9.28    10.09     0.23        0.06        0.00      12.10+

---------------------------------------------------------------------------------------
  Total                                  $2.91       $0.26       $0.00

---------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 Average Annual Total Returns

                           Without Sales Charges/(1)/
                           -------------------------
                           Class A   Class B  Class L

------------------------------------------------------
Year Ended 5/31/01          10.03%     9.40%   9.48%
------------------------------------------------------
Five Years Ended 5/31/01     5.54      4.98    4.94
------------------------------------------------------
Ten Years Ended 5/31/01      6.46       N/A     N/A
------------------------------------------------------
Inception* through 5/31/01   6.75      5.37    6.16

------------------------------------------------------

                           With Sales Charges/(2)/
                           -----------------------
                           Class A Class B Class L

---------------------------------------------------
Year Ended 5/31/01          5.60%   4.90%   7.36%
---------------------------------------------------
Five Years Ended 5/31/01    4.69    4.82    4.73
---------------------------------------------------
Ten Years Ended 5/31/01     6.02     N/A     N/A
---------------------------------------------------
Inception* through 5/31/01  6.44    5.37    6.01

---------------------------------------------------


5 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Cumulative Total Returns


                                     Without Sales Charges/(1)/

----------------------------------------------------------------
Class A (5/31/91 through 5/31/01)                  86.92%
----------------------------------------------------------------
Class B (Inception* through 5/31/01)               56.49
----------------------------------------------------------------
Class L (Inception* through 5/31/01)               47.32

----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.


6 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


                Growth of $10,000 Invested in Class A Shares of
                 Smith Barney Arizona Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index and
                    Lipper Arizona Municipal Fund Average+

--------------------------------------------------------
                             May 1991 -- May 2001

                                     [GRAPH]
                    Smith Barney     Lehman Brothers   Lipper Arizona
                 Arizona Municipals   Municipal Bond   Municipal Fund
                     Funds Inc            Index           Average
          5/91         9,601             10,000           10,000
          5/92        10,548             10,982           11,004
          5/93        11,910             12,296           12,383
          5/94        12,068             12,600           12,582
          5/95        13,200             13,748           13,715
          5/96        13,704             14,376           14,200
          5/97        14,809             15,567           15,305
          5/98        16,142             17,027           16,640
          5/99        16,754             17,825           17,245
          5/00        16,312             17,814           16,735
          5/01        17,947             19,977           18,451


+Hypothetical illustration of $10,000 invested in Class A shares on May 31, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2001. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Lipper Arizona Municipal Fund Average is composed of the Fund's peer group of mutual funds (43 funds as of May 31, 2001). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


7 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Portfolio Highlights (unaudited)


                              Industry Breakdown*


[CHART]
Housing:Single-Family    3.2%
Hospitals               14.6%
Escrowed to Maturity     1.8%
Pre-Refunded             4.5%
General Obligation      24.1%
Water and Sewer          2.1%
Transportation           3.0%
Utility                  4.2%
Pollution Control        5.7%
Miscellaneous            9.8%
Life Care Systems        1.8%
Industrial Development   5.9%
Housing:Multi-Family     19.3%

                  Summary of Investments by Combined Ratings*


                                 Standard &   Percentage of
                  Moody's and/or   Poor's   Total Investments
                  --------------------------------------------
                    Aaa             AAA            52.3%
                    Aa              AA             12.3
                    A               A              11.5
                    Baa             BBB            11.3
                    Ba              BB              1.9
                    NR              NR             10.7
                                                  -----
                                                  100.0%
                                                  =====


--------
* As a percentage of total investments. All information is as of May 31, 2001. Please note that holdings are subject to change.



8 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments                                           May 31, 2001


    FACE
   AMOUNT        RATING(a)                                SECURITY                                   VALUE
--------------------------------------------------------------------------------------------------------------
Escrowed to Maturity -- 1.8%
$  250,000         AAA     Arizona State Municipal Financing Program, COP, Series 20, BIG-
                            Insured, (Escrowed to maturity with U.S. government securities),
                            7.625% due 8/1/06                                                     $   285,312
   500,000         AAA     Maricopa County IDA, Hospital Revenue, Series A, Samaritan Health
                            Services, MBIA-Insured, (Escrowed to maturity with U.S.
                            government securities), 7.000% due 12/1/16                                603,125
-------------------------------------------------------------------------------------------------------------
                                                                                                      888,437
-------------------------------------------------------------------------------------------------------------
General Obligation -- 24.1%
                           Maricopa County GO:
                            Elementary School District No. 8, Osborne Elementary School District:
 1,000,000         A1*        7.500% due 7/1/09                                                     1,217,500
   210,000         AAA        Series A, FGIC-Insured, 5.875% due 7/1/14                               223,912
   650,000         AAA       Elementary School District No. 14, (Creighton School Improvement
                              Project 1990), Series C, FGIC-Insured, (Partially escrowed to
                              maturity with U.S. government securities), 6.500% due 7/1/08            744,250
 1,000,000         AAA       Elementary School District No. 40, (Glendale School Improvement),
                              AMBAC-Insured, 6.300% due 7/1/11                                      1,086,250
 1,000,000         AAA       Elementary School District No. 68, Alhambra Refunding
                              and Improvement Project, AMBAC-Insured, (Partially
                              Pre-Refunded -- Escrowed with U.S. government
                              securities to 7/1/03 Call @ 102), 5.625% due 7/1/13                   1,058,750
   635,000         AAA       School District No. 80, Chandler Unified School District,
                              FGIC-Insured, 5.800% due 7/1/12                                         663,575
                             Unified School District. No. 11, Peoria Unified School District,
                              MBIA-Insured:
   635,000         AAA         6.400% due 7/1/10                                                      642,950
   500,000         AAA         7.000% due 7/1/10                                                      506,085
 1,000,000         AA      Maricopa County Unified High School District No. 210, GO, (Phoenix
                            Project of 1995), Series B, (Partially Pre-Refunded -- Escrowed
                            with U.S. government securities to 7/1/06 Call @ 101),
                            5.375% due 7/1/13 (b)                                                   1,053,750
 1,400,000         AA+     Phoenix GO, Refunding, Series A, 6.250% due 7/1/17                       1,604,750
   400,000         A+      Phoenix Special Assignment, Central Avenue Improvement District,
                            7.000% due 1/1/06                                                         400,976
 1,000,000         AAA     Pima County GO, Unified School District No. 1, Tucson,
                            FGIC-Insured, 7.500% due 7/1/10                                         1,231,250
   500,000         AAA     Pinal County Unified School District No. 43, GO, Apache Junction,
                            Series A, FGIC-Insured, 5.850% due 7/1/15                                 550,625
   500,000         A       Scottsdale Mountain Communication Facilities District, GO, District
                            No. 3, Series A, 6.200% due 7/1/17                                        513,125
   285,000         AAA     Tempe Union High School District No. 213, GO, FGIC-Insured,
                            6.000% due 7/1/10                                                         301,387
-------------------------------------------------------------------------------------------------------------
                                                                                                   11,799,135
-------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


9 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                               May 31, 2001



    FACE
   AMOUNT     RATING(a)                            SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------------
Hospitals -- 14.6%
$1,500,000      A2*           Arizona Health Facilities Authority, Hospital Systems Revenue,
                               Phoenix Children's Hospital, Series A, 6.125% due 11/15/22      $1,531,875
                              Maricopa County Hospital Revenue, Sun Health Corp.:
 1,500,000      Baa1*           5.900% due 4/1/09                                               1,530,000
 1,000,000      Baa1*           6.125% due 4/1/18                                                 987,500
 3,000,000      AAA           Mesa IDA, Discovery Health Systems, Series A, MBIA-Insured,
                               5.625% due 1/1/29                                                3,082,500
---------------------------------------------------------------------------------------------------------
                                                                                                7,131,875
---------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 19.3%
                              Maricopa County IDA, Multi-Family Housing Revenue:
   100,000      A-1+            Gran Victoria Housing Project, Series A, FNMA-Collateralized,
                                 2.950% due 4/15/30 (c)                                           100,000
                                Metro Gardens-Mesa Ridge Project, Series A, MBIA-Insured:
   500,000      AAA              5.650% due 7/1/19                                                513,750
 1,750,000      AAA              5.150% due 7/1/29                                              1,706,250
 1,775,000      AAA             Mortgage Loan, Series A, FHA-Insured, 5.900% due 7/1/24         1,801,625
 2,125,000      NR              Stanford Court Apartments, Series B, 6.250% due 7/1/18          2,040,000
                              Phoenix IDA:
   650,000      AAA             Mortgage Revenue, (Chris Ridge Village Project), FHA-Insured,
                                 6.750% due 11/1/12                                               671,938
                                Multi-Family Housing Revenue:
                                 Ventana Palms Apartments Project, Series A,
                                  MBIA-Insured:
   150,000      Aaa*                6.100% due 10/1/19                                            158,063
   950,000      Aaa*                6.150% due 10/1/29                                            997,500
 1,000,000      AA               Woodstone & Silver Springs, 6.250% due 4/1/23                  1,028,750
   440,000      AA            Pima County IDA, Multi-Family Housing Revenue,
                               Rancho Mirage Project, 7.050% due 4/1/22 (d)                       452,808
---------------------------------------------------------------------------------------------------------
                                                                                                9,470,684
---------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 3.2%
   280,000      AAA           Phoenix IDA, Single-Family Mortgage Revenue,
                                GNMA/FNMA/FHLMC-Collateralized, 6.300% due 12/1/12 (d)            295,400
                              Pima County IDA, Single-Family Mortgage Revenue:
   765,000      AAA             GNMA-Collateralized, 6.750% due 11/1/27 (d)                       797,513
   480,000      AAA             Series A, GNMA/FNMA/FHLMC-Collateralized,
                                 6.250% due 11/1/30 (d)                                           496,800
---------------------------------------------------------------------------------------------------------
                                                                                                1,589,713
---------------------------------------------------------------------------------------------------------
Industrial Development -- 5.9%
   750,000      NR            Navajo County IDA, IDR, (Stone Container Corp. Project),
                               7.400% due 4/1/26 (d)                                              726,562
                              Pima County IDA, Industrial Revenue Refunding:
   620,000      AAA             FSA-Insured, 7.250% due 7/15/10                                   650,981
 1,000,000      Ba3*            Tucson Electric Power Co. Project, Series B,
                                 6.000% due 9/1/29                                                922,500


                      See Notes to Financial Statements.



10 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                               May 31, 2001



    FACE
   AMOUNT        RATING(a)                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------------
Industrial Development -- 5.9% (continued)
                           Tempe IDA, IDR, Friendship Village Refunding, Series A:
$  350,000         NR        6.200% due 12/1/03                                          $  346,937
   250,000         NR        6.250% due 12/1/04                                             246,875
---------------------------------------------------------------------------------------------------
                                                                                          2,893,855
---------------------------------------------------------------------------------------------------
Life Care Systems -- 1.8%
   995,000         NR      Flagstaff IDA, Living Community Revenue, (Northern
                            Community Project), 6.200% due 9/1/28                           858,188
---------------------------------------------------------------------------------------------------
Miscellaneous -- 9.8%
   520,000         AAA     Arizona State COP, Series B, AMBAC-Insured,
                             6.250% due 9/1/10                                              544,700
   750,000         Aa*     Arizona Student Loan Revenue Acquisition Authority, Series B,
                             6.600% due 5/1/10 (d)                                          789,375
   500,000         AAA     Casa Grande Excise Tax Revenue, FGIC-Insured,
                             6.200% due 4/1/15                                              529,375
                           Sierra Vista Municipal Property Corp., AMBAC-Insured:
   355,000         AAA       6.000% due 1/1/11                                              377,631
   500,000         AAA       6.150% due 1/1/15                                              530,625
 1,000,000         AA      Tucson COP, 6.375% due 7/1/09                                  1,083,750
   890,000         AAA     Tucson Local Development Finance Corp., Lease Revenue,
                            FGIC-Insured, 6.250% due 7/1/12                                 927,843
---------------------------------------------------------------------------------------------------
                                                                                          4,783,299
---------------------------------------------------------------------------------------------------
Pollution Control -- 5.7%
                           Coconino County Pollution Control Corp., Revenue Refunding:
 1,000,000         A-        Arizona Public Service Co., Series A, 5.875% due 8/15/28       998,750
 1,000,000         BBB-      Nevada Power Co. Project, 6.375% due 10/1/36 (d)               943,750
   850,000         A-      Navajo County PCR, Arizona Public Service Co., Series A,
                            5.875% due 8/15/28                                              848,938
---------------------------------------------------------------------------------------------------
                                                                                          2,791,438
---------------------------------------------------------------------------------------------------
Pre-Refunded -- 4.5%
 1,000,000         NR      Gilbert Municipal Property Corp., Water & Wastewater System
                            Revenue, (Pre-Refunded -- Escrowed with state and local
                            government securities to 10/1/01 Call @ 100),
                            6.875% due 4/1/16                                             1,012,580
   390,000         AAA     Maricopa County School District No. 008, FGIC-Insured,
                            (Pre-Refunded -- Escrowed with U.S. government
                            securities to 7/1/06 Call @ 101), 5.875% due 7/1/14             429,975
   715,000         AAA     Tempe Union High School District No. 213, GO, FGIC-Insured,
                            (Pre-Refunded -- Escrowed with state and local government
                            securities to 7/1/04 Call @ 101), 6.000% due 7/1/10             773,095
---------------------------------------------------------------------------------------------------
                                                                                          2,215,650
---------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



11 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                               May 31, 2001


    FACE
   AMOUNT         RATING(a)                            SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
Transportation -- 3.0%
$1,500,000          AAA     Phoenix Civic Improvement Corp., Airport Revenue, Series A,
                             FSA-Insured, 5.000% due 7/1/25                                 $ 1,445,625
-------------------------------------------------------------------------------------------------------
Utility -- 4.2%
 1,000,000          BBB     Mohave County IDA, IDR, (Citizens Utility Project), Series B,
                             7.050% due 8/1/20                                                1,000,000
   250,000          BBB-    Prescott Valley Improvement District, Special Assessment, Sewer
                             Collection System, Roadway Repair, 7.900% due 1/1/12               268,125
 1,000,000          BBB     Yavapai County IDA, IDR, (Citizens Utilities Co. Project),
                             5.450% due 6/1/33 (d)                                              790,000
-------------------------------------------------------------------------------------------------------
                                                                                              2,058,125
-------------------------------------------------------------------------------------------------------
Water and Sewer -- 2.1%
 1,000,000          AAA     Chandler Water & Sewer Revenue Refunding, FGIC-Insured,
                             6.250% due 7/1/13                                                1,039,070
-------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $47,658,283**)                                         $48,965,094
-------------------------------------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b)Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(c)Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 13 and 14 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.



12 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Bond Ratings (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB    --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B     --Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of postion characterizes in this class.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


13 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Short-Term Securities Ratings (unaudited)


SP-1    -- Standard & Poor's highest rating indicating very strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE
 LEE    -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters Company
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSF     -- Permanent School Fund
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand


14 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                               May 31, 2001



ASSETS:
  Investments, at value (Cost -- $47,658,283)                        $48,965,094
  Cash                                                                     9,869
  Interest receivable                                                    965,277
  Receivable for Fund shares sold                                        823,020
  Receivable for securities sold                                          10,000
---------------------------------------------------------------------------------
  Total Assets                                                        50,773,260
---------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fee payable                                         13,414
  Administration fee payable                                               8,943
  Distribution fee payable                                                 5,150
  Accrued expenses                                                        58,990
---------------------------------------------------------------------------------
  Total Liabilities                                                       86,497
---------------------------------------------------------------------------------
Total Net Assets                                                     $50,686,763
---------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $     5,067
  Capital paid in excess of par value                                 50,753,589
  Undistributed net investment income                                    109,507
  Accumulated net realized loss from security transactions            (1,488,211)
  Net unrealized appreciation of investments                           1,306,811
---------------------------------------------------------------------------------
Total Net Assets                                                     $50,686,763
---------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              3,685,382
--------------------------------------------------------------------------------
  Class B                                                              1,198,332
--------------------------------------------------------------------------------
  Class L                                                                183,704
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $10.00
--------------------------------------------------------------------------------
  Class B *                                                               $10.00
--------------------------------------------------------------------------------
  Class L **                                                              $10.00
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)       $10.42
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)       $10.10
---------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


15 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                        For the Year Ended May 31, 2001


INVESTMENT INCOME:
  Interest                                                                     $ 3,027,121
-------------------------------------------------------------------------------------------
EXPENSES:
  Distribution fee (Note 4)                                                        154,166
  Investment advisory fee (Note 4)                                                 153,513
  Administration fee (Note 4)                                                      102,342
  Audit and legal                                                                   41,455
  Registration fees                                                                 32,356
  Shareholder and system servicing fees                                             28,175
  Shareholder communications fees                                                   20,340
  Directors' fees                                                                   13,988
  Pricing service fees                                                               8,737
  Custody                                                                            2,703
  Other                                                                              4,585
-------------------------------------------------------------------------------------------
  Total Expenses                                                                   562,360
-------------------------------------------------------------------------------------------
Net Investment Income                                                            2,464,761
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                           8,601,512
   Cost of securities sold                                                       8,774,742
-------------------------------------------------------------------------------------------
  Net Realized Loss                                                               (173,230)
-------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year                                                            (1,296,854)
   End of year                                                                   1,306,811
-------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                        2,603,665
-------------------------------------------------------------------------------------------
Net Gain on Investments                                                          2,430,435
-------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $ 4,895,196
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


16 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets                For the Years Ended May 31,



                                                                      2001           2000

-----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  2,464,761  $   2,969,074
  Net realized loss                                                   (173,230)    (1,314,981)
  Increase (decrease) in net unrealized appreciation                 2,603,665     (3,619,725)
----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                  4,895,196     (1,965,632)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                             (2,380,514)    (2,827,648)
  Net realized gains                                                        --       (104,307)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders         (2,380,514)    (2,931,955)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                   7,680,236      6,255,392
  Net asset value of shares issued for reinvestment of dividends     1,222,260      1,565,941
  Cost of shares reacquired                                        (14,102,790)   (16,548,279)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions               (5,200,294)    (8,726,946)
----------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (2,685,612)   (13,624,533)
NET ASSETS:
  Beginning of year                                                 53,372,375     66,996,908
----------------------------------------------------------------------------------------------
  End of year*                                                     $50,686,763   $ 53,372,375
----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $109,507        $25,260
----------------------------------------------------------------------------------------------




                      See Notes to Financial Statements.


17 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal year beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles


18 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders
generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

Smith Barney Fund Management LLC (''SBFM''), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as


19 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders
the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended May 31, 2001, the Fund paid transfer agent fees of $12,199 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended May 31, 2001, CFBDS and SSB received sales charges of $36,000 and $4,000 on sales of the Fund's Class A and L shares. In addition, for the year ended May 31, 2001, CDSCs paid to SSB for Class B shares were approximately $11,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the year ended May 31, 2001, total Distribution Plan fees were:

                       Class A Class B Class L

-----------------------------------------------
Distribution Plan Fees $53,433 $92,721 $8,012
-----------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


20 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

5. Investments

During the year ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------
Purchases $3,123,135
--------------------
Sales      8,601,512
--------------------

At May 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

----------------------------------------
Gross unrealized appreciation $1,936,939
Gross unrealized depreciation   (630,128)
---------------------------------------
Net unrealized appreciation   $1,306,811
----------------------------------------

6. Capital Loss Carryforward

At May 31, 2001, the Fund had, for Federal income tax purposes, approximately $1,397,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31, of the year indicated:

                                           2008      2009

                    ----------------------------------------
                    Carryforward amounts $364,000 $1,033,000
                    ----------------------------------------

7. Capital Shares

At May 31, 2001, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At May 31, 2001, total paid-in capital amounted to the following for each class:

                        Class A     Class B    Class L

--------------------------------------------------------
Total Paid-in Capital $36,086,963 $12,769,180 $1,902,513
--------------------------------------------------------



21 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                     Year Ended              Year Ended
                                    May 31, 2001            May 31, 2000
                               ---------------------- -------------------------
                                 Shares     Amount      Shares       Amount

 ------------------------------------------------------------------------------
 Class A
 Shares sold                    559,399  $ 5,590,102     406,286  $  4,006,375
 Shares issued on reinvestment   90,839      901,700     115,173     1,123,438
 Shares reacquired             (793,908)  (7,870,218) (1,181,404)  (11,492,768)
 ------------------------------------------------------------------------------
 Net Decrease                  (143,670) $(1,378,416)   (659,945) $ (6,362,955)
 ------------------------------------------------------------------------------
 Class B
 Shares sold                    115,094  $ 1,144,816     190,200  $  1,863,743
 Shares issued on reinvestment   28,760      285,330      41,333       402,977
 Shares reacquired             (608,365)  (6,057,238)   (419,089)   (4,083,515)
 ------------------------------------------------------------------------------
 Net Decrease                  (464,511) $(4,627,092)   (187,556) $ (1,816,795)
 ------------------------------------------------------------------------------
 Class L
 Shares sold                     94,234  $   945,318      38,505  $    385,274
 Shares issued on reinvestment    3,545       35,230       4,044        39,526
 Shares reacquired              (17,829)    (175,334)    (99,139)     (971,996)
 ------------------------------------------------------------------------------
 Net Increase (Decrease)         79,950  $   805,214     (56,590) $   (547,196)
 ------------------------------------------------------------------------------


22 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class A Shares                             2001/(1)/ 2000/(1)/  1999/(1)/   1998     1997
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 9.54     $10.31    $10.54    $10.21   $ 9.95
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income//                     0.49       0.50      0.49      0.50     0.53
  Net realized and unrealized gain (loss)     0.45      (0.77)    (0.10)     0.40     0.26
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.94      (0.27)     0.39      0.90     0.79
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.48)     (0.48)    (0.49)    (0.52)   (0.53)
  Net realized gains                            --      (0.02)    (0.13)    (0.05)      --
-------------------------------------------------------------------------------------------
Total Distributions                          (0.48)     (0.50)    (0.62)    (0.57)   (0.53)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $10.00     $ 9.54    $10.31    $10.54   $10.21
-------------------------------------------------------------------------------------------
Total Return                                 10.03%     (2.64)%    3.79%     9.00%    8.06%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $36,862    $36,524   $46,279   $46,183  $37,304
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses//                                  0.94%      0.88%     0.88%     0.85%    0.88%
  Net investment income                       4.98       5.09      4.64      4.87     5.17
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          6%        16%       41%       42%      27%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


23 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class B Shares                             2001/(1)/ 2000/(1)/  1999/(1)/   1998     1997
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 9.54     $10.30    $10.54    $10.21   $ 9.95
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income//                     0.44       0.45      0.43      0.45     0.48
  Net realized and unrealized gain (loss)     0.45      (0.77)    (0.10)     0.40     0.26
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.89      (0.32)     0.33      0.85     0.74
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.43)     (0.42)    (0.44)    (0.47)   (0.48)
  Net realized gains                            --      (0.02)    (0.13)    (0.05)      --
-------------------------------------------------------------------------------------------
Total Distributions                          (0.43)     (0.44)    (0.57)    (0.52)   (0.48)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $10.00     $ 9.54    $10.30    $10.54   $10.21
-------------------------------------------------------------------------------------------
Total Return                                  9.40%     (3.11)%    3.15%     8.46%    7.53%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $11,988    $15,860   $19,066   $19,721  $19,886
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses//                                  1.48%      1.41%     1.42%     1.38%    1.39%
  Net investment income                       4.44       4.56      4.11      4.35     4.66
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          6%        16%       41%       42%      27%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


24 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class L Shares                             2001/(1)/ 2001/(1)/  1999/(1)(2)/  1998    1997
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $  9.53    $10.30       $ 10.53  $10.21  $ 9.95
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income//                      0.43      0.43          0.42    0.45    0.47
  Net realized and unrealized gain (loss)      0.46     (0.76)        (0.09)   0.39    0.26
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.89     (0.33)         0.33    0.84    0.73
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.42)    (0.42)        (0.43)  (0.47)  (0.47)
  Net realized gains                             --     (0.02)        (0.13)  (0.05)     --
--------------------------------------------------------------------------------------------
Total Distributions                           (0.42)    (0.44)        (0.56)  (0.52)  (0.47)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 10.00    $ 9.53       $ 10.30  $10.53  $10.21
--------------------------------------------------------------------------------------------
Total Return                                   9.48%    (3.24)%        3.21%   8.30%   7.49%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $1,837      $988        $1,652    $875    $822
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses//                                   1.48%     1.56%         1.44%   1.42%   1.42%
  Net investment income                        4.44      4.38          4.09    4.30    4.63
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           6%       16%           41%     42%     27%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.


25 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney Arizona Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Arizona Municipals Fund Inc. ("Fund") as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                   /s/ KPMG LLP

New York, New York
July 9, 2001


26    Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

 Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 2001:
   . 100.00% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


27 Smith Barney Arizona Municipals Fund Inc. | 2001 Annual Report to
                                 Shareholders

  SMITH BARNEY
ARIZONA MUNICIPALS
    FUND INC.

DIRECTORS                  INVESTMENT ADVISER
Herbert Barg               AND ADMINISTRATOR
Alfred J. Bianchetti       Smith Barney Fund
Martin Brody               Management LLC
Dwight B. Crane
Burt N. Dorsett            DISTRIBUTOR
Elliot S. Jaffe            Salomon Smith Barney Inc.
Stephen E. Kaufman
Joseph J. McCann           CUSTODIAN
Heath B. McLendon,         PFPC Trust Company
Chairman
Cornelius C. Rose, Jr.     TRANSFER AGENT
                           Citi Fiduciary Trust Company
James J. Crisona, Emeritus 125 Broad Street, 11th Floor
                           New York, New York 10004
OFFICERS
Heath B. McLendon          SUB-TRANSFER AGENT
President and              PFPC Global Fund Services
Chief Executive Officer    P.O. Box 9699
                           Providence, Rhode Island
Lewis E. Daidone           02940-9699
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

  Smith Barney Arizona Municipals Fund Inc.





  This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY ARIZONA
  MUNICIPALS FUND INC.
  Smith Barney Mutual Funds
  7 World Trade Center
  New York, New York 10048

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


Salomon Smith Barney
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FD2223 7/01